UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 23, 2022 (May 19, 2022)

TARGET HOSPITALITY CORP.
(Exact Name of Registrant as Specified in Its Charter)

001-38343
(Commission File Number)

Delaware	98-1378631
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

9320 Lakeside Blvd., Suite 300
The Woodlands, Texas 77381
(Address of principal executive offices, including zip code)

(800) 832-4242
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TH	The Nasdaq Capital Market
Warrants to purchase common stock	THWWW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 19, 2022, Target Hospitality Corp. (the “Company”) filed a certificate of amendment with the Secretary of State of the State of Delaware amending the Company’s amended and restated certificate of incorporation (the “A&R Charter”), to effect the future declassification of the Company’s Board of Directors (the “Board”). The declassification amendment (the “Amendment”) was described in detail in Proposal 2 included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 7, 2022. At the Company’s 2022 Annual Meeting of Stockholders held on May 19, 2022 (the “Annual Meeting”), the stockholders approved the Amendment. The certificate of amendment of the A&R Charter is filed herewith as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on four proposals and cast their votes as follows:

Proposal 1: Election of Directors

The stockholders voted for management’s nominees for election as Class I directors to serve for a term that shall expire at the 2025 Annual Meeting of Stockholders. The results of the vote taken were as follows:

Nominee	For	Withheld	Broker Non-Votes	Percentage of Total Voted For
Martin L. Jimmerson	77,884,603	2,466,440	6,467,999	96.9%
Pamela H. Patenaude	78,446,602	1,904,441	6,467,999	97.6%
Jeff Sagansky	77,558,697	2,792,346	6,467,999	96.5%

A plurality of the votes cast were voted in favor of the proposal, and therefore the appointment of the Class I directors has been ratified by the stockholders.

Proposal 2: Approve Amendments to the A&R Charter to Declassify the Board

The stockholders approved amendments to the A&R Charter to declassify the Board. The results of the vote taken are as follows:

For	Against	Abstentions	Broker Non-Votes	Percentage of Outstanding Voted For
80,334,658	12,587	3,798	6,467,999	79.1%

A majority of the voting power of the then outstanding shares of common stock of the Company were voted in favor of the proposal, and therefore the amendments to the A&R Charter have been approved by the stockholders.

Proposal 3: Amend the Incentive Plan Solely to Increase the Number of Shares Authorized for Issuance under the Incentive Plan

The stockholders approved amendments to the Target Hospitality Corp. 2019 Incentive Award Plan (the “Incentive Plan”) solely to increase the number of shares of common stock of the Company authorized for issuance under the Incentive Plan by 4,000,000 shares to a total of 8,000,000 shares. The results of the vote taken are as follows:

For	Against	Abstentions	Broker Non-Votes	Percentage of Total Voted For
80,139,374	207,843	3,826	6,467,999	99.7%

A majority of the votes cast were voted in favor of the proposal, and therefore the amendments to the Incentive Plan have been approved by the stockholders.

Proposal 4: Ratification of Appointment of Independent Auditor

The stockholders ratified the selection, by the audit committee of the Board, of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The results of the vote taken were as follows:

For	Against	Abstentions	Broker Non-Votes	Percentage of Total Voted For
86,810,952	1,886	6,204	—	99.9%

A majority of the votes cast were voted in favor of the proposal, and therefore the appointment of auditors has been ratified by the stockholders.

Item 8.01	Other Events.

On May 19, 2022, the Company awarded restricted stock units to each of our non-employee directors. A copy of the form of award agreement for our non-employee directors is filed as Exhibits 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Exhibit Description
3.1 Certificate of Amendment of Amended and Restated Certificate of Incorporation of Target Hospitality Corp.
10.1 Form of Restricted Stock Unit Agreement (Non-Employee Directors)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Target Hospitality Corp.

	By:	/s/ Heidi D. Lewis
Dated: May 23, 2022		Name: Heidi D. Lewis
Title: Executive Vice President, General Counsel and Secretary

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